UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2020

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 2.02. Results of Operations and Financial Condition
On April 30, 2020, United States Steel Corporation (the "Corporation") issued a press release announcing its financial results for first quarter 2020. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD.
The Corporation plans to take additional footprint actions to further enhance the Corporation’s ability to preserve cash and liquidity given the continued uncertainty from the coronavirus (COVID-19) and the continued headwinds in global oil and gas markets. These actions are in addition to those announced on March 27, 2020.
The company will temporarily idle #6 blast furnace at Gary Works and #1 blast furnace at Mon Valley Works, effective immediately. As a result of reduced blast furnace production, the Corporation also will indefinitely idle iron ore production at Keetac after the completion of a planned outage in mid-May and has extended coking times at Clairton Works to align coke production with steel production. The Corporation will also adjust production at its Minntac operations in line with the blast furnace idlings. Currently, in its North-America Flat-rolled operations, the Corporation plans to continue to operate blast furnace #14 at Gary Works, blast furnace #3 at Mon Valley Works and blast furnace “B” at Granite City Works.
Additionally, the Corporation will indefinitely idle Lone Star Tubular Operations, including all heat-treat and finishing operations and support departments. The Corporation is accelerating the previously announced indefinite idling of #1 and #2 electric resistance welded mills, to begin immediately. These actions will result in a complete indefinite idling of the facility. The Corporation will also indefinitely idle the Hughes Springs coupling production facility in Texas. Seamless production at Fairfield Tubular Operations will continue in line with customer demand.
In response to the significant impacts expected from the COVID-19 pandemic, along with operational adjustments, the Corporation has issued or plans to issue Worker Adjustment and Retraining Notification (WARN) notices to approximately 6,500 employees. The Corporation currently expects the actual number of employees affected to be closer to 2,700.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press release dated April 30, 2020, titled "United States Steel Corporation Reports First Quarter 2020 Results" together with related unaudited financial information and statistics.

104	Cover page interactive data file (embedded within the inline XBRL document exhibit 101).

Forward-Looking Statements
This report contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to possible production or operations interruptions related to the novel  coronavirus (COVID-19) pandemic that could disrupt supply or delivery of, or demand for, the Company’s products, as well as the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President & Controller

Dated: April 30, 2020